August 1, 2009

As amended, November 30, 2009

Prospectus

Legg Mason

Capital

Management

Value Trust, Inc.

Class : Ticker Symbol

A	: LGVAX
C	: LMVTX
FI	: LMVFX
I	: LMNVX
R	: LMVRX
R1

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS • NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Long-term growth of capital.

Fees and expenses of the fund

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 16 under the heading “How to Invest” and in the fund’s statement of additional information (“SAI”) on page 30 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class FI	Class I	Class R	Class R1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	0.95	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)[1] (%)
	Class A	Class C	Class FI	Class I	Class R	Class R1
Management fees	0.65	0.65	0.65	0.65	0.65	0.65
Distribution and/or service (12b-1) fees	0.25	0.95	0.25[2]	None	0.50[2]	1.00
Other expenses[3]	0.16	0.12	0.16	0.09	0.21	0.26
Total annual fund operating expenses	1.06	1.72	1.06	0.74	1.36	1.91

[1]	The expense information in the table has been restated to reflect current fees.
[2]

The 12b-1 fee shown in the table reflects the amount at which the Board of Directors (the “Board”) has currently limited payments under the fund’s Class FI and R Distribution Plans. Pursuant to the Distribution Plans, the Board may authorize payment of up to 0.40% and 0.75% of the fund’s Class FI and R shares’ average net assets, respectively, without shareholder approval.

[3]

“Other expenses” for Class A and R1 are based on estimated amounts for the current fiscal year. For Class C, FI, I and R shares, “Other expenses” have been revised to reflect the imposition of and/or scheduled increases in recordkeeping fees with respect to each class.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all dividends and other distributions without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period) ($)	677	893	1,126	1,795
Class C (with redemption at end of period)	270	542	934	2,030
Class C (without redemption at end of period)	175	542	934	2,030
Class FI (with or without redemption at end of period)	108	337	584	1,293
Class I (with or without redemption at end of period)	76	237	412	919
Class R (with or without redemption at end of period)	138	431	745	1,636
Class R1 (with or without redemption at end of period)	194	600	1,031	2,232

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover

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may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21.50% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. The adviser takes a long-term approach to investing, and the fund’s portfolio turnover tends to be lower than the average equity mutual fund. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The fund may also invest in debt securities. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as “junk bonds,” and unrated securities judged by the adviser to be below investment grade.

*  *  *

Legg Mason Capital Management Value Trust, Inc. was formerly known as Legg Mason Value Trust, Inc.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. In addition, the market prices of fixed income securities held by the fund may go down when interest rates rise. A rise in rates tends to have a greater impact on the price of longer term or duration fixed income securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. Because these events are unprecedented, it is difficult to predict their magnitude or duration. The fund may experience a substantial or complete loss on any individual security.

Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, value or market trends affecting a particular security, industry or sector, or about market movements, is incorrect.

Industry and issuer concentration risk. The fund may invest a larger portion of its assets in certain industries than do many mutual funds, and thus will be more susceptible to negative events affecting those industries. The fund also tends to invest in a smaller number of stocks than do many mutual funds. As a result, changes in the value of individual stocks may have a significant impact on your investment.

Small and mid-sized company risk. The fund may invest in small-or mid-sized companies. Such companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history or market or financial resources, or because they may depend on limited management groups. Securities of smaller companies may be more volatile, especially in the short term, and may have limited liquidity.

Foreign securities risk. The fund may invest in foreign securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less

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Certain risks cont’d

market regulation also may affect the value of these securities. Risks are greater for investments in emerging markets.

Credit risk. The market prices of fixed income securities held by the fund may go down if an issuer or guarantor of a security or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines. Junk bonds have a higher risk of issuer default, tend to be less liquid and may be more difficult to value. Subordinated securities will be disproportionately affected by a default or downgrade.

Call risk. Many fixed income securities provide that the issuer may repay them early. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

Special risks of companies undergoing reorganization or restructuring. Investing in companies undergoing reorganization or restructuring involves special risks including that the transaction may not be completed on the terms or time frame contemplated, it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Convertible securities. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this Prospectus or in the SAI. Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class C shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

No performance information is presented for Class A and Class R1 shares because Class A and Class R1 shares were outstanding for less than a full calendar year as of December 31, 2008. The returns for Class A and Class R1 shares would differ from those of other classes’ shares to the extent those classes bear different expenses.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

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Total returns (before taxes) (%)

Best quarter (06/30/2003): 25.47 Worst quarter (12/31/2008): (28.97) The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 13.98

Average annual total returns (for periods ended December 31, 2008) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class C
Return before taxes	(55.45)	(12.13)	(4.21)
Return after taxes on distributions	(55.90)	(12.54)	(4.93)
Return after taxes on distributions and sale of fund shares	(34.83)	(9.42)	(3.13)

Other Classes (Return before taxes only)
Class FI	(54.77)	(11.56)	N/A	(5.93)	3/23/2001
Class I	(54.61)	(11.26)	(3.25)
Class R	(54.89)	N/A	N/A	(35.01)	12/28/2006
S&P 500 Index	(37.00)	(2.19)	(1.38)

Management

Investment manager: Legg Mason Capital Management, Inc.

Portfolio managers: Bill Miller, CFA, has been the portfolio manager for the fund since 1982 and has had primary responsibility for the day-to-day management of the fund since 1990. Mary Chris Gay was appointed assistant portfolio manager for Value Trust in March 2006. Ms. Gay provides the portfolio manager with research and investment assistance.

Legg Mason Capital Management Value Trust, Inc.	5

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I	Class R	Class R1
General	1,000/50	1,000/50	N/A	N/A	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	N/A	N/A
IRAs	250/50	250/50	N/A	N/A	N/A	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None	N/A	N/A
Retirement Plans with omnibus accounts held on the books of the fund	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	N/A	N/A
Institutional Investors	1,000/50	1,000/50	1 million/None	1 million/None	N/A	N/A

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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More on the fund’s investment strategies, risks and investments

The fund’s investment objective is long-term growth of capital. The fund’s investment objective may be changed without shareholder approval.

More on principal investment strategies

The fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company’s products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling, or to realize gains or limit potential losses.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market, economic or other situations, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities and repurchase agreements for such investments. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

More on the risks of investing in the fund

Market and interest rate risk. The market price of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the fund. This environment could make identifying investment risks and opportunities using past models of the interplay of market forces especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The prices of equity securities generally fluctuate more than those of fixed income securities. A variety of factors can affect the price of a particular company’s stock, and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include poor earnings reports, a loss of customers, litigation against the company or changes in government regulation affecting the company or its industry.

The value of fixed income securities generally falls when interest rates rise. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition,

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More on the fund’s investment strategies, risks and investments cont’d different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.

Small and mid-sized company risk. Investing in the securities of smaller companies involves special risks. Small and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to weather business downturns or adverse market conditions. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. Smaller companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies. Securities of smaller companies may be more volatile, especially in the short term, and may have limited liquidity. Small-sized companies may also be more difficult to value because few, if any, investment researchers regularly follow them. In addition to exhibiting greater volatility, small-cap and mid-cap stocks may fluctuate independently of larger-cap stocks, i.e., small-cap and/or mid-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa.

It is anticipated that some of the fund’s portfolio securities may not be widely traded and that the fund’s position in these securities may be substantial in relation to the market for the securities. Accordingly, it may be difficult for the fund to dispose of these securities quickly at prevailing market prices, and market prices may not always be readily available for use in determining the fund’s net asset value.

Foreign securities risk. Securities of foreign issuers (including those denominated in U.S. dollars, foreign currencies and securities issued by U.S. entities with substantial foreign operations) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and other adverse economic and political developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply. The risks of foreign investment are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate.

Company risk. The fund may invest in securities that often involve certain special circumstances that the adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer’s future growth, or that an issuer will not realize that potential.

Credit risk. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In addition, the fund may incur

8	Legg Mason Capital Management Value Trust, Inc.

expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in securities rated below BBB/Baa and unrated securities considered by the fund’s adviser to be of equivalent quality, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Securities rated below BBB/Baa and unrated securities considered by the fund’s adviser to be of equivalent quality may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interest in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Call risk. Many fixed income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the fund most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Special risks of companies undergoing reorganization or restructuring. A reorganization or other restructuring pending at the time the fund invests in a security may not be completed on the terms or within the time frame contemplated, resulting in losses to the fund. Reorganizations and restructurings that result from actual or potential bankruptcies carry additional risk and the securities of such companies involved in these types of activities are generally more likely to lose value than the securities of more financially stable companies. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers, the possibility that the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

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Funds of funds investments. The fund may be an investment option for other Legg Mason-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the fund may experience relatively large redemptions or investments due to rebalancings of the fund of funds’ portfolio. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. The adviser may take such actions as it deems appropriate to minimize any adverse impact, considering the potential benefits of such investments to the fund and consistent with its obligations to the fund.

More on fund investments

Equity securities

The fund invests primarily in equity securities. Equity securities include exchange traded and over-the-counter common stocks. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

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More on the fund’s investment strategies, risks and investments cont’d

Fixed income securities

Although the fund invests principally in equity securities, the fund may invest in debt or fixed income securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities do not pay current interest but are sold at a discount from their face values. Other debt instruments make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is usually a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into or exchanged for the underlying common stock.

Repurchase agreements

The fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Investments in repurchase agreements are borrowing transactions and may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Credit ratings

Debt securities rated BBB/Baa or better by S&P or Moody’s and unrated securities considered by the fund’s adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa and unrated securities considered by the fund’s adviser to be of equivalent quality are commonly known as “junk bonds.”

Percentage and other limitations

The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent changes in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Please visit the fund’s website, http://www.leggmason.com/individualinvestors (select “Equity” and click on the name of the fund in the dropdown menu), for more information about the fund.

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Distribution plan and other compensation to dealers

Distributor of the Fund’s Shares:

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 21202, distributes the fund’s shares.

The fund has adopted plans under Rule 12b-1 with respect to its Class A, Class C, Class FI, Class R and Class R1 shares that allow it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Class A shares under the plan, the fund pays LMIS an annual service fee equal to 0.25% of the fund’s average daily net assets attributable to Class A shares.

For Class C shares under the plan, the fund pays LMIS an annual distribution fee equal to 0.70% of the fund’s average daily net assets attributable to Class C shares and an annual service fee equal to 0.25% of its average daily net assets attributable to Class C shares.

For Class FI shares, under the plan, the fund is authorized to pay LMIS an annual distribution fee in an amount up to 0.25% and an annual service fee in an amount up to 0.15% of the fund’s average daily net assets attributable to Class FI shares. The Board of Directors (the “Board”) has currently approved an annual distribution fee equal to 0.10% and an annual service fee equal to 0.15% of the fund’s average daily net assets attributable to Class FI shares under the plan.

For Class R shares under the plan, the fund is authorized to pay LMIS an annual distribution fee in an amount up to 0.50% and an annual service fee in an amount up to 0.25% of the fund’s average daily net assets attributable to Class R shares. The Board has currently approved an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25% of the fund’s average daily net assets attributable to Class R shares under the plan.

For Class R1 shares under the plan, the fund pays LMIS an annual distribution fee equal to 0.75% and an annual service fee equal to 0.25% of the fund’s average daily net assets attributable to Class R1 shares.

Other Compensation to Dealers:

LMIS, the adviser and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include LMIS and affiliates of the adviser, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund -related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the adviser, LMIS and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

Legg Mason Capital Management Value Trust, Inc.	11

More on management

Manager:

Legg Mason Capital Management, Inc. (“LMCM”), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser and manager for the fund. LMCM provides investment management services to the fund, including making investment decisions to buy, sell or hold particular securities. For its services during the fiscal year ended March 31, 2009 the fund paid LMCM a fee equal to 0.66% of its average daily net assets. As of March 31, 2009, LMCM had aggregate assets under management of approximately $11.9 billion.

LMCM has delegated certain administrative responsibilities for the fund to Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMCM pays LMPFA a fee calculated daily and paid monthly of 0.05% of the average daily net assets of the fund.

The fund’s annual report to shareholders for the period ended March 31, 2009 provides a discussion regarding the basis for the Board’s approval of the continuance of the Investment Advisory and Management Agreement.

Portfolio Management:

Bill Miller, CFA, is the portfolio manager for the fund and is responsible for stock selection and portfolio construction. Mr. Miller has been employed by one or more subsidiaries of Legg Mason, Inc. since 1981. He currently serves as Chairman and Chief Investment Officer for LMCM and Managing Member for LMM, LLC.

Mary Chris Gay was appointed assistant portfolio manager for the fund in March 2006. Ms. Gay provides the portfolio manager with research and investment assistance. Ms. Gay has been employed by one or more subsidiaries of Legg Mason, Inc. since 1989. She currently serves as Senior Vice President for LMCM.

The fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund.

LMCM, LMPFA and LMIS are subsidiaries of Legg Mason, Inc., a financial services holding company.

Shareholder eligibility

The fund offers six classes of shares: Class A, Class C, Class FI, Class I, Class R and Class R1. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different distribution and shareholder servicing arrangements and different eligibility requirements for investing.

The fund generally will accept an application to establish a new account only if the beneficial owner has a U.S. address or, subject to the requirements of local law, is a U.S. citizen with a foreign address. Existing non-U.S. investors in the fund will not be permitted to establish new accounts to purchase fund shares, but will continue to be able to purchase shares in the fund through their existing accounts.

Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 16.

You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund (“Financial Adviser”). You can also buy shares directly from the fund.

The fund reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the fund may waive the minimum initial investment requirements in its sole discretion.

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class C, Class FI, Class I, Class R and Class R1 shares. Class C shares are not available through a Financial Adviser if the Financial Adviser makes Class R1 shares available.

12	Legg Mason Capital Management Value Trust, Inc.

Class A shares are not offered through Financial Advisers for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares are not available to new Retirement Plan investors through a Financial Adviser if the Financial Adviser makes Class FI shares available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, Section 529 college savings plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. LMIS may impose certain additional requirements. Please contact your Financial Adviser for more information.

Other Retirement Plans

Other Retirement Plans can generally invest in two classes of shares: Class A and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither institutional investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose between these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Class A and Class C Shares

When choosing whether to buy Class A or Class C shares, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the “Fees and Expenses of the Fund” section of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

If you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares. However, if you intend to invest for only a few years Class C shares might be more appropriate because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

For questions regarding your eligibility to invest in Class A or Class C shares, contact your Financial Adviser or the fund at 1-800-822-5544.

Class FI, Class I, Class R and Class R1 Shares

For questions regarding your eligibility to invest in Class FI, Class I, Class R or Class R1 shares, call the fund at 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes.

The following classes of investors may purchase Class FI shares:

•

Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities

•

Investors who invest in the fund through financial intermediaries that offer their clients Class FI shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans, or (iii) college savings vehicles such as 529 plans) authorized by LMIS

Legg Mason Capital Management Value Trust, Inc.	13

Shareholder eligibility cont’d

The following classes of investors may purchase Class I shares:

•

Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities

•

Investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans, or (iii) college savings vehicles such as 529 plans) authorized by LMIS

•

The following persons are eligible to purchase Class I shares of the fund: 1) current employees of the fund’s manager and its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50

The following classes of investors may purchase Class R shares:

•	Retirement Plans with accounts held on the books of the fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary)

The following classes of investors may purchase Class R1 shares:

•	Retirement Plans with accounts held on the books of the fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary)

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example in the “Fees and Expenses of the Fund” section carefully before choosing your share class. Your Financial Adviser can help you decide which class meets your goals. Your Financial Adviser may receive different compensation depending upon which class you choose. Please contact your Financial Adviser regarding the availability of the fund.

Class	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees
Class A	•Initial sales charge • You may qualify for reduction or waiver of initial sales charge •Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets
Class C	•No initial sales charge • Contingent deferred sales charge for only 1 year •Does not convert to Class A •Generally higher annual expenses than Class A	None	0.95% if you redeem within 1 year of purchase; waived for certain investors	0.95% of average daily net assets
Class FI	•No initial or contingent deferred sales charge • Only offered to clients of financial intermediaries and eligible Retirement Plans	None	None	Up to 0.40% of average daily net assets, currently limited to 0.25% of average daily net assets
Class I	•No initial or contingent deferred sales charge • Only offered to •institutional and other eligible investors and eligible Retirement Plans •Generally lower expenses than the other classes	None	None	None
Class R	•No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	None	None	Up to 0.75% of average daily net assets, currently limited to 0.50% of average daily net assets
Class R1	•No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	None	None	1.00% of average daily net assets

Legg Mason Capital Management Value Trust, Inc.	15

How to invest

Purchasing Class A Shares

Prior to opening an account you should consult the section “Shareholder Eligibility” on page 12, which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

You can open an account by contacting your Financial Adviser. To open an account directly with the fund call the fund at 1-800-822-5544 or visit www.leggmason.com/individualinvestors for an account application.

Certain investment methods may be subject to lower minimum initial and/or subsequent investment amounts. In certain limited circumstances, the minimum initial and subsequent investment amounts may be waived. Contact your Financial Adviser or the fund with any questions regarding your investment options.

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the aggregate size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of compensation that will be paid out of the sales charge to your Financial Adviser if you buy shares from one (“broker dealer commission”). Financial Advisers will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. For Class A shares sold directly by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

Amount of investment ($)	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than 25,000	5.75	6.10	5.00
25,000 but less than 50,000	5.00	5.26	4.25
50,000 but less than 100,000	4.50	4.71	3.75
100,000 but less than 250,000	3.50	3.63	2.75
250,000 but less than 500,000	2.50	2.56	2.00
500,000 but less than 750,000	2.00	2.04	1.60
750,000 but less than 1 million	1.50	1.52	1.20
1 million or more(1)	-0-	-0-	up to 1.00

(1)

LMIS may pay a commission of up to 1.00% to a Financial Adviser for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Financial Adviser will also receive an annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, LMIS will retain this fee. Where the Financial Adviser does not receive the payment of this commission from LMIS, the Financial Adviser will instead receive the annual service fee starting immediately after purchase. Please contact your Financial Adviser for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

To have your Class A contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds distributed by LMIS to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions

16	Legg Mason Capital Management Value Trust, Inc.

in sales charges that may be available to you when you purchase fund shares, you must inform your Financial Adviser or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds distributed by LMIS that are eligible to be aggregated with your purchases. If you or your Financial Adviser does not inform the fund that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. Certain records, such as account statements of all relevant accounts in the fund family, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds distributed by LMIS that are owned by:

•	you; or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds distributed by LMIS may be combined only if they were acquired by exchange from other funds offered with a sales charge.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

If you hold shares of funds distributed by LMIS in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be combined.

Letter of Intent – allows you to purchase Class A shares of funds distributed by LMIS over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds distributed by LMIS that are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds distributed by LMIS in accounts at two or more Financial Advisers, please contact your Financial Advisers to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds distributed by LMIS may be included toward your asset goal amount only if they were acquired by exchange from other funds offered with a sales charge.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Financial Advisers having dealer, service or other selling agreements with LMIS

•	Investors who redeemed at least the same amount of Class A shares of a fund distributed by LMIS in the past 60 days, if the investor’s Financial Adviser is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Financial Adviser or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Legg Mason Capital Management Value Trust, Inc.	17

How to invest cont’d

If you want to learn more about waivers or reductions of Class A initial sales charges, contact your Financial Adviser or the fund, consult the SAI or visit the Legg Mason Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Purchasing Class C Shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Financial Advisers selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.95% of the average daily net assets represented by the Class C shares serviced by these Financial Advisers until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Financial Advisers will receive an annual distribution/service fee of up to 0.95% of the average daily net assets represented by the Class C shares serviced by them.

Certain investment methods may be subject to lower minimum initial and/or subsequent investment amounts. In certain limited circumstances, the minimum initial and subsequent investment amounts may be waived. Contact your Financial Adviser or the fund with any questions regarding your investment options.

18	Legg Mason Capital Management Value Trust, Inc.

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund distributed by LMIS

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

To have your Class C contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a fund distributed by LMIS and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Financial Adviser or the fund for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Financial Adviser.

Contingent deferred sales charge waivers

The contingent deferred sales charge for Class C will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about waivers of contingent deferred sales charges, contact your Financial Adviser or the fund, consult the SAI or visit the Legg Mason Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Purchasing Class FI, Class I, Class R and Class R1 Shares

To obtain an application, please call Institutional Shareholder Services at 1-888-425-6432.

If you invest through a Financial Adviser, note that you may purchase shares only in accordance with the instructions and limitations of your Financial Adviser’s program. Your Financial Adviser may have different minimum investment requirements for investments in Class FI, Class I, Class R and Class R1 shares than the minimum investment requirements described in this Prospectus.

Purchasing Additional Shares

Once your account is open, you may use the following methods to purchase additional shares of the fund.

Through Your Financial Adviser
Your Financial Adviser can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Class A and Class C shares than the minimum investment requirements described in this Prospectus. You should consult your Financial Adviser’s program literature for further information.

Legg Mason Capital Management Value Trust, Inc.	19

How to invest cont’d

Directly With The Fund
Mail

Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund and share class you want to buy and your account number:

Legg Mason Funds

P.O. Box 55214

Boston, MA 02205-8504

Telephone or Wire (Class A and Class C shares)

Call the fund at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Wire Transfers (Class FI, Class I, Class R and Class R1 shares)

Wire federal funds to State Street Bank and Trust Company, the fund’s custodian. Before wiring federal funds, you must first telephone Institutional Shareholder Services at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction; account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Internet or TeleFund (Class A and Class C shares)	Visit www.leggmason.com/individualinvestors or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).
Contributions of Eligible Securities (Class FI, Class I, Class R and Class R1 shares)

Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Investors who wish to purchase fund shares through the contribution of securities should contact Institutional Shareholder Services at 1-888-425-6432 for instructions.

Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the fund, has full discretion to accept or reject any securities offered as payment for shares. Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund’s adviser or the fund.

Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See “Calculation of Net Asset Value” below.)

Future First® Systematic Investment Plan (Class A and Class C shares)	Contact the fund to enroll in Legg Mason’s Future First® Systematic Investment Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason Fund to purchase fund shares.

Additional Information About Purchases

The fund must receive your purchase order in good order (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested plus any applicable sales charge and name of the fund) before the close of regular trading on the New York Stock Exchange (“Exchange”), normally 4:00 p.m. (Eastern time), to receive that day’s price. Orders received after the close of the Exchange will be processed at the fund’s net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on

20	Legg Mason Capital Management Value Trust, Inc.

the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. If you invest in the fund through a Financial Adviser, it is your Financial Adviser’s responsibility to transmit your order to the fund in a timely manner. If you purchase shares directly from the fund, your payment must accompany your order.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the fund and have not identified a broker/dealer that has an agreement to distribute the fund, your order will be placed through LMIS, the fund’s distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see “Distribution Plan” above.

Any shares purchased or received as a distribution will be credited directly to the investor’s account.

The fund may be available for purchase by Retirement Plans or savings plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the fund as an investment option. Participants in a Retirement Plan or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the fund for execution.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “ACCOUNT POLICIES – Medallion Signature Guarantee” below.) All correspondence must include the account number and must be sent to:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Legg Mason Capital Management Value Trust, Inc.	21

How to redeem your shares

You can redeem your shares through any of the following methods. Redemptions are subject to contingent deferred sales charges described in “How to Invest” above.

Through Your Financial Adviser
Your Financial Adviser can redeem shares of the fund on your behalf. Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult your Financial Adviser’s program literature for further information.
Directly With The Fund

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor’s account number; 2) the investor’s name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the fund for further details); and 4) the name, address and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemption requests may require a Medallion signature guarantee. (See “ACCOUNT POLICIES – Medallion Signature Guarantee.”)

Telephone (Class A and Class C shares)	Call the fund at 1-800-822-5544 to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your account number.
Internet or TeleFund (Class A and Class C shares)	Redeem shares through the Internet at www.leggmason.com/individualinvestors or through TeleFund at 1-877-6-LMFUNDS (1-877-656-3863).
Mail

Send a letter to the fund requesting redemption of your shares to:

Legg Mason Funds

P.O. Box 55214

Boston, MA 02205-8504

The letter should be signed by each owner of the account exactly as the account is registered.

Fax (Class FI, Class I, Class R and Class R1 shares)	Fax a request for redemption to the fund at 1-816-218-0462.

Additional Information about Redemptions:

The fund must receive your redemption order in good order (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m. (Eastern time), to receive that day’s price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by your Financial Adviser. If you hold your shares through a Financial Adviser, it is your Financial Adviser’s responsibility to transmit your order to the fund in a timely manner.

22	Legg Mason Capital Management Value Trust, Inc.

The fund’s service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The fund and its service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

Legg Mason Capital Management Value Trust, Inc.	23

Account policies

Calculation of Net Asset Value:

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the Exchange is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the Exchange, normally at 4:00 p.m. (Eastern time). If the Exchange closes at another time, the fund will calculate its net asset value as of the actual closing time. The Exchange is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your financial intermediary or the fund before the Exchange closes on that day. If the Exchange closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the financial intermediaries to transmit all orders to buy, exchange or redeem shares to the fund on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the Exchange. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

24	Legg Mason Capital Management Value Trust, Inc.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Medallion Signature Guarantee:

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. The following institutions can typically provide you with a Medallion signature guarantee: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”). The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A Medallion signature guarantee may be required for the following situations:

•	remitting redemption proceeds to any person, address or bank account not on record;

•	making changes to the account registration after the account has been opened; and

•	transferring shares to an account in another Legg Mason Fund with a different account registration

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

Until May 14, 2010, if your account with the fund falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. If your account is closed, you will not be eligible to have your account reinstated without the imposition of any sales charges that may apply to your new purchase. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund’s net asset value.

Effective May 14, 2010, if at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your fund or your Financial Adviser, as applicable. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund will not accept cash, money orders, traveler’s checks or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application,

Legg Mason Capital Management Value Trust, Inc.	25

Account policies cont’d

you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The fund reserves the right to:

•	suspend the offering of shares permanently or for a period of time;

•	change its minimum investment amounts;

•

redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class);

•	waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

•

delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

Frequent Trading of Fund Shares:

Frequent trading in the fund’s shares increases the fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund’s portfolio and increase the fund’s costs associated with trading the fund’s portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund’s other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund’s frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy provides that the fund will use its best efforts to restrict a shareholder’s trading privileges in the funds distributed by LMIS if that shareholder has engaged in three or more “Round Trips” (defined below) during any rolling 12-month period. However, the fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to the Future First® Systematic Investment Plan and the Systematic Withdrawal Plan are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund’s frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker/dealers and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

26	Legg Mason Capital Management Value Trust, Inc.

Services for investors

If you hold shares through a Financial Adviser, you may acquire shares of another fund distributed by LMIS by an exchange only if your Financial Adviser has an agreement with LMIS with respect to the class of shares of the fund distributed by LMIS that you seek to acquire.

Below is a description of services provided to shareholders who own shares directly with the fund. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

Confirmations and Account Statements:

You will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First® Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the fund’s transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Systematic Withdrawal Plan:

Class A and Class C shareholders who are purchasing or already own shares of the fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50 (prior to the deduction of any contingent deferred sales charge). Certain Class FI and Class I shareholders with an initial net asset value of $1,000,000 or more may also be eligible to make systematic withdrawals from the fund. These shareholders should contact the fund at 1-888-425-6432 to determine their account’s eligibility. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange Privilege:

You may exchange shares of the fund for the same class of shares of other funds distributed by LMIS except as otherwise described below.

Important Information About Exchanges: In each case, the fund and class into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. Remember that an exchange is normally a taxable transaction unless you are investing through an IRA, 401(k) or other tax-advantaged account.

The fund reserves the right to terminate or modify the exchange privilege after at least 60 days’ prior written notice to shareholders.

Sales Charges: In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge, for example if you are exchanging shares you purchased in Western Asset Money Market Fund for Class A or Class C shares of a Legg Mason Fund. Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

Mailing of Shareholder Communications:

If two or more members of your household are shareholders in any fund distributed by LMIS, you may elect to have all account communications for those funds combined in one convenient mailing by contacting the fund according to the instructions below. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund per the instructions below.

Class A and Class C Shareholders	Call 1-800-822-5544 or write to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Class FI, Class I, Class R and Class R1 Shareholders	Call 1-888-425-6432 or write to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Legg Mason Capital Management Value Trust, Inc.	27

Dividends, distributions and taxes

Dividends and distributions

The fund declares and pays dividends from any net investment income annually.

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the fund, the following conditions apply:

•

your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash (you do not pay a sales charge on reinvested distributions or dividends)

•

Class A and Class C shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Class A and Class C shares, respectively, of another eligible Legg Mason Fund or Western Asset Money Market Fund, provided these funds are available for sale in your state (you do not pay a sales charge on reinvested distributions or dividends)

•	to change your election, you must notify the fund at least ten days before the next distribution is to be paid

•

if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The fund distributes substantially all of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss, and net realized gains from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from the fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is “qualified dividend income” (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the fund satisfies certain holding period and other restrictions), if any, is subject to a maximum federal income tax rate of 15% (through December 31, 2010) for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid. Distributions of the fund’s net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders through December 31, 2010), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The fund’s dividend and interest income on, and gains it realizes from disposition of, foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for the 15% maximum federal income tax rate.

28	Legg Mason Capital Management Value Trust, Inc.

As required by law, the fund will withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Legg Mason Capital Management Value Trust, Inc.	29

Portfolio holdings disclosure policy

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the fund’s SAI. The fund’s complete portfolio holdings are available at http://www.leggmason.com/individualinvestors/products/mutual-funds/fullholdings/LMVT.aspx on a quarterly basis approximately 25 calendar days following the quarter-end, and partial information concerning the fund’s portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds’ website, in fact sheets and other formats, approximately 11 business days following each quarter-end. Such information will remain available until the next quarter’s holdings are posted.

30	Legg Mason Capital Management Value Trust, Inc.

Financial highlights

The financial highlights table is intended to help you understand the fund’s financial performance for the past five years or since inception. Prior to February 1, 2009, Class C shares were known as Primary Class shares. Prior to October 5, 2009, Class FI shares and Class I shares were known as Financial Intermediary Class shares and Institutional Class shares, respectively. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Except where indicated, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers, LLP, whose report, along with the fund’s financial statements, are incorporated by reference into the fund’s SAI (see back cover) and are included in the annual report for this fund. The fund’s annual report is available upon request by calling toll-free 1-800-822-5544 for holders of Class A and Class C shares or 1-888-425-6432 for holders of Class FI, Class I, Class R and Class R1 shares. Class R1 of the fund has not begun operations as of the date of this Prospectus and therefore has no financial highlights to report.

Class A:	Period Ended March 31, 2009A
Net asset value, beginning of year	$24.02
Investment operations:
Net investment income	.03	B
Net realized and unrealized loss	(1.03)
Total from investment operations	(1.00)
Net asset value, end of year	$23.02
Total return C	(4.16)%
Ratios to Average Net Assets:D
Total expenses	1.06	E
Expenses net of waivers and/or expense reimbursements, if any	1.05	E
Expenses net of all reductions	1.05	E
Net investment income	.89
Supplemental Data:
Portfolio turnover rate	21.5%
Net assets, end of year (in thousands)	$66,066

A	For the period February 2, 2009 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

D	Annualized.

E

Total expenses reflect operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflect total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflect expenses less any compensating balance, voluntary expense waivers and/or expense reimbursements.

Legg Mason Capital Management Value Trust, Inc.	31

Financial highlights cont’d

	Years Ended March 31,
Class C:A	2009		2008		2007		2006	2005
Net asset value, beginning of year	$49.79		$71.57		$69.14		$61.35	$57.55
Investment operations:
Net investment income/(loss)	.01	B	(.44)	B	(.57)	B	(.55)	(.46)
Net realized and unrealized gain/(loss)	(23.64)		(15.31)		3.00		8.34	4.26
Total from investment operations	(23.63)		(15.75)		2.43		7.79	3.80
Distributions from:
Net realized gain on investments	(3.16)		(6.03)		—		—	—
Total distributions	(3.16)		(6.03)		—		—	—
Net asset value, end of year	$23.00		$49.79		$71.57		$69.14	$61.35
Total returnC	(50.55)%		(23.86)%		3.51%		12.70%	6.60%
Ratios to Average Net Assets:
Total expensesD	1.72		1.68		1.70		1.68	1.68
Expenses net of waivers and/or expense reimbursements, if anyD	1.72		1.68		1.69		1.68	1.68
Expenses net of all reductionsD	1.72		1.68		1.69		1.68	1.68
Net investment income (loss)	.03		(.64)		(.84)		(.83)	(.77)
Supplemental Data:
Portfolio turnover rate	21.5%		20.3%		11.1%		12.7%	8.8%
Net assets, end of year (in thousands)	$2,007,158		$6,523,527		$11,111,284		$12,117,518	$11,208,979

A	On February 1, 2009, Primary Class shares were renamed Class C shares

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

D

Total expenses reflect operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflect total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflect expenses less any compensating balance, voluntary expense waivers and/or expense reimbursements.

32	Legg Mason Capital Management Value Trust, Inc.

	Years Ended March 31,
Class R:	2009	2008	2007A
Net asset value, beginning of year	$55.07	$78.21	$79.73
Investment operations:
Net investment income/(loss)B	.15	(.10)	(.08)
Net realized and unrealized loss	(26.36)	(17.01)	(1.44)
Total from investment operations	(26.21)	(17.11)	(1.52)
Distributions from:
Net realized gain on investments	(3.16)	(6.03)	—
Total distributions	(3.16)	(6.03)	—
Net asset value, end of year	$25.70	$55.07	$78.21
Total returnC	(50.37)%	(23.57)%	(1.92)%
Ratios to Average Net Assets:
Total expensesD	1.36	1.32	6.25	E
Expenses net of waivers and/or expense reimbursements, if anyD	1.36	1.32	1.19	E
Expenses net of all reductionsD	1.36	1.32	1.19	E
Net investment income (loss)	.38	(.14)	(.45)	E
Supplemental Data:
Portfolio turnover rate	21.5%	20.3%	11.1%
Net assets, end of year (in thousands)	$23,260	$32,862	$608

A	For the period December 28, 2006 (commencement of operations) to March 31, 2007.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

D

Total expenses reflect operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflect total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflect expenses less any compensating balance, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

Legg Mason Capital Management Value Trust, Inc.	33

Financial highlights cont’d

	Years Ended March 31,
Financial Intermediary Class	2009		2008		2007		2006	2005
Net asset value, beginning of year	$55.24		$78.23		$75.07		$66.18	$61.67
Investment operations:
Net investment income/(loss)	.28	A	—	A	(.12)	A	(.10)	(.07)
Net realized and unrealized gain/(loss)	(26.50)		(16.96)		3.28		8.99	4.58
Total from investment operations	(26.22)		(16.96)		3.16		8.89	4.51
Distributions from:
Net realized gain on investments	(3.16)		(6.03)		—		—	—
Total distributions	(3.16)		(6.03)		—		—	—
Net asset value, end of year	$25.86		$55.24		$78.23		$75.07	$66.18
Total returnB	(50.23)%		(23.36)%		4.21%		13.43%	7.31%
Ratios to Average Net Assets:
Total expensesC	1.06		1.03		1.03		1.02	1.03
Expenses net of waivers and/or expense reimbursements, if anyC	1.06		1.03		1.03		1.02	1.03
Expenses net of all reductionsC	1.06		1.03		1.03		1.02	1.03
Net investment income (loss)	.69		—		(.17)		(.18)	(.14)
Supplemental Data:
Portfolio turnover rate	21.5%		20.3%		11.1%		12.7%	8.8%
Net assets, end of year (in thousands)	$325,572		$1,073,237		$2,210,274		$2,047,848	$944,489

A	Computed using average daily shares outstanding.

B

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

C

Total expenses reflect operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflect total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflect expenses less any compensating balance, voluntary expense waivers and/or expense reimbursements.

34	Legg Mason Capital Management Value Trust, Inc.

	Years Ended March 31,
Institutional Class	2009		2008		2007		2006	2005
Net asset value, beginning of year	$56.63		$79.78		$76.30		$67.04	$62.26
Investment operations:
Net investment income	.43	A	.28	A	.12	A	.10	.12
Net realized and unrealized gain/(loss)	(27.27)		(17.40)		3.36		9.16	4.66
Total from investment operations	(26.84)		(17.12)		3.48		9.26	4.78
Distributions from:
Net realized gain on investments	(3.16)		(6.03)		—		—	—
Total distributions	(3.16)		(6.03)		—		—	—
Net asset value, end of year	$26.63		$56.63		$79.78		$76.30	$67.04
Total returnB	(50.09)%		(23.10)%		4.56%		13.81%	7.68%
Ratios to Average Net Assets:
Total expensesC	.74		.69		.70		.69	.69
Expenses net of waivers and/or expense reimbursements, if anyC	.74		.69		.70		.69	.69
Expenses net of all reductionsC	.74		.69		.70		.69	.69
Net investment income (loss)	.99		.36		.16		.16	.21
Supplemental Data:
Portfolio turnover rate	21.5%		20.3%		11.1%		12.7%	8.8%
Net assets, end of year (in thousands)	$1,054,473		$4,564,643		$6,801,035		$6,213,811	$4,353,817

A	Computed using average daily shares outstanding.

B

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

C

Total expenses reflect operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflect total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflect expenses less any compensating balance, voluntary expense waivers and/or expense reimbursements.

Legg Mason Capital Management Value Trust, Inc.	35

Legg Mason Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

•	information we receive from you on applications and forms, via the telephone and through our websites;

•	information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	information we receive from consumer reporting agencies

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Legg Mason Capital Management Value Trust, Inc.

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) – The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies. The SAI is available free of charge at the Legg Mason Funds’ website listed below.

Annual and Semi-Annual Reports – Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These reports are available free of charge at the Legg Mason Fund’s website listed below.

To request the SAI or any reports to shareholders, or to obtain more information:
Class A and Class C Shareholders	Class FI, Class I, Class R and Class R1 Shareholders
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504 1-800-822-5544 www.leggmason.com/individualinvestors	Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504 1-888-425-6432 www.leggmason.com/individualinvestors

Information about the fund, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund is available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act

file numbers: 811-3380

LMF-001ST 08/2009